Exhibit 32.1

                                  CERTIFICATION


         I, James C. Mavel, the Chairman, Chief Executive Officer and President of Scan-Optics, Inc. (the "Company") certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (i) the Quarterly Report on Form 10-Q of the Company for the period ended June 30, 2004 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

         (ii)  the  information   contained  in  such  Quarterly  Report  fairly
presents, in all material respects, the financial condition and results of operations of the Company.



Date       August 16, 2004                   By: /s/ James C. Mavel
           ---------------                       -------------------------
                                                 James C. Mavel
                                                 Chairman, Chief Executive
                                                 Officer and President